UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 8, 2008 (April 8, 2008)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)		14303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry Into a Material Definitive Agreement

The Seneca Gaming Corporation (“SGC”) today announced the resignation of its Chief Financial Officer, Patrick M. Fox, who tendered his resignation from SGC and each of its subsidiaries for personal reasons effective as of April 11, 2008.

In connection with his resignation, SGC has entered into a Separation Agreement with Mr. Fox (the “Separation Agreement”).  The Separation Agreement provides for, among other matters, termination of employment as of April 11, 2008, accelerated payment of base compensation (at a rate of $325,000 per year) for a period of 180 days  following the date of termination, prohibitions against engaging in a competitive business or soliciting SGC employees for a period of 12 months after termination, ongoing agreement to reasonably cooperate with SGC following termination with regard to transition and related matters, and mutual releases of all claims.  The Separation Agreement further provides for reimbursement of health insurance premiums and continuing participation in Exec-U-Care for a period of six months post-termination. A copy of the Separation Agreement is attached to this Current Report as Exhibits 10.1 and is incorporated herein by reference.

Item 1.02(a). Termination of a Material Definitive Agreement

As indicated above, on April 8, 2008, Patrick M. Fox resigned as our Chief Financial Officer effective as of April 11, 2008 and entered into a Separation Agreement with SGC, the terms of which supersede and effectively terminate Mr. Fox’s employment agreement with SGC effective as of April 11, 2008.  The employment agreement, effective as of June 22, 2006, would have expired on June 21, 2008 unless renewed. Reference is made to our Annual Report on Form 10-K for the fiscal year ended September 30, 2007, for a description of the material terms of Mr. Fox’s employment agreement.

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

SGC today announced the resignation of its Chief Financial Officer, Patrick M. Fox, for personal reasons effective as of April 11, 2008. See also discussion under Item 1.01 above.

A copy of the press release announcing the resignation of Mr. Fox is attached to this Current Report as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(d)                                 Exhibits

10.1	Separation Agreement between Seneca Gaming Corporation and Patrick M. Fox dated April 8, 2008 and effective as of April 11, 2008.

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: April 8, 2008		/s/ Barry W. Brandon
	Name:	Barry W. Brandon
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.

10.1*	Separation Agreement between Seneca Gaming Corporation and Patrick M. Fox dated April 8, 2008 and effective as of April 11, 2008.

99.1*	Press release.

*  Filed herewith